Exhibit 99.2

Annaly Capital Management, Inc. to Acquire Hatteras Financial Corp. April 2016

Safe Harbor Forward-Looking Statements This presentation includes forward-looking statements. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. Similarly, statements herein that describe the proposed transaction, including its financial and operational impact, and other statements of management’s beliefs, intentions or goals also are forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of Annaly Capital Management, Inc. (“Annaly”) or Hatteras Financial Corp. (“Hatteras”) stock. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to the ability of the parties to consummate the proposed transaction on a timely basis or at all and the satisfaction of the conditions precedent to consummation of the proposed transaction, including two-thirds of Hatteras’ common shares being validly tendered into the exchange offer; business disruption following the merger; and the other risks and important factors contained and identified in Annaly’s and Hatteras’ filings with the Securities and Exchange Commission (“SEC”), such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, any of which could cause actual results to differ materially from the forward-looking statements. The forward-looking statements included in this presentation are made only as of the date hereof. Neither Annaly nor Hatteras undertakes any obligation to update the forward-looking statements to reflect subsequent events or circumstances, except as required by law. Additional Information and Where to Find It The exchange offer referenced in this presentation has not yet commenced. This presentation is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares, nor is it a substitute for the exchange offer materials that Annaly and its merger subsidiary will file with the SEC. At the time the exchange offer is commenced, Annaly and its merger subsidiary will file a tender offer statement on Schedule TO, Annaly will file a registration statement on Form S-4, and Hatteras will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the exchange offer. THE EXCHANGE OFFER MATERIALS (INCLUDING AN OFFER TO EXCHANGE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER EXCHANGE OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION. HATTERAS STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF HATTERAS SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING EXCHANGING THEIR SECURITIES. The Offer to Exchange, the related Letter of Transmittal and certain other exchange offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of Hatteras common stock at no expense to them. The exchange offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting Annaly’s Investor Relations department at 1-888-8Annaly (1-888-816-6159). In addition to the Offer to Exchange, the related Letter of Transmittal and certain other exchange offer documents, as well a s the Solicitation/Recommendation Statement, Annaly and Hatteras file annual, quarterly and current reports and other information with the SEC. You may read and copy any reports or other information filed by Annaly and Hatteras at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Annaly’s and Hatteras’ filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov. 1

Transaction Summary Business to be Acquired: Hatteras Financial Corp. (“HTS”) 23.6% premium to the 60-day trailing volume weighted average closing price of HTS common stock ending on April 8, 2016 11.2% premium to the closing price of HTS common stock ending on April 8, 2016 Premium: Total Transaction Value to Public: $1.5 Billion Pro forma Ownership: HTS shareholders will own ~9% of the combined company Expected Closing: Closing of transaction is expected by the end of the third quarter of 2016 Note: All metrics are based on offer price of $15.85 per share. 2 Financial Impact to Annaly: Accretive to Core Earnings and Book Value For each HTS share, HTS shareholders may elect to receive: – $5.55 in cash and 0.9894 shares of Annaly (“NLY”) common stock; – $15.85 in cash; or Purchase Price Consideration:– 1.5226 in shares of NLY common stock Proration to reach aggregate consideration of 65% stock / 35% cash Annaly to assume HTS’s existing $287.5 million Series A cumulative redeemable preferred stock Book Value Multiple per Share (2/29): 0.85x Offer Price per Share: $15.85 Annaly / Hatteras Acquisition Terms Summary

Annaly Capital Management, Inc.

Size	- PF Market Capitalization: $10.5 Billion - PF Total Assets: $91 Billion	✓ Largest mREIT in the World
Strategy	**Fixed** - Agency - Non-Agency - Commercial RE **Floating** - Agency ARMs - Non-Agency - Commercial RE - Middle Market Lending	✓ Most Diversified
Yield	- NLY Dividend Yield(1): 11.5%	✓ Historically High Relative Yield
Liquidity	- PF Economic Leverage(2): 6.7x	✓ Strong Balance Sheet
Operations	- Management Fee: 1.05% - NLY Repurchased $217.0mm of Stock since November 2015(3)	✓ Highly Scalable Platform
Performance	- NLY Total Return since Inception: 608%	✓ NLY Outperformed the S&P 500 by 410%
Pro Forma Entity	- Over $13 Billion in Equity Capital - Diversified Business Model - Operational Efficiencies	✓ Pre - Eminent Hybrid REIT

Source: Company filings as of Q4 2015, adjusted for NLY share buybacks settling in 2016 and bargain purchase gain based on February 29, 2016 valuation. Market data as of April 8, 2016. "PF" indicates that the metric is Pro Forma for the transaction.

(1) Dividend yield represents stock price as of April 8, 2016.
(2) Economic leverage includes net TBA position.
(3) Repurchases as of February 19, 2016 trade date.

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Transaction Highlights for Annaly Shareholders

Transaction creates significant value for Annaly shareholders

Industry Leader
- PF capitalization represents over 20% of the entire mREIT industry

Strong Liquidity Position
- Enhanced capital base supports continued growth of all investment businesses

Positive Financial Impact
- Accretive to Core Earnings and Book Value
- Estimated Cash-on-Cash returns of ~10-11%

Operating Efficiencies
- Scalable operating model creates cost efficiencies from which shareholders will benefit

Benefits of Diversification
- HTS floating ARMs portfolio complements NLY's primarily fixed rate portfolio

Uniquely Positioned
- Annaly is ideally positioned to capitalize on additional strategic acquisitions

Significant Funding Advantage
- Annaly has access to a variety of funding alternatives, including FHLB of Des Moines and its wholly owned broker dealer, RCap Securities

Track Record of Performance
- Annaly has outperformed peers and other yield focused investments amidst heightened market volatility

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Transaction Highlights for Hatteras Shareholders Strategically compelling for Hatteras shareholders Premium of 23.6% to the 60-day trailing volume weighted average closing price of Hatteras common stock ending on April 8, 2016 11.2% premium to the closing price of HTS common stock ending on April 8, 2016 Value represents 0.85x Hatteras book value per share as of February 29, 2016 Meaningful Premium Pro forma equity base of over $13 billion offers increased capital allocation alternatives Benefit from increased operating scale and liquidity Additional funding alternatives support business lines Enhanced Scale and Access to Capital and Liquidity More diversified investment portfolio including agency and non-agency MBS, residential whole loans, commercial real estate debt and equity, corporate debt, MSR and ARMs Better positioned to withstand periods of market volatility Increased Portfolio Diversification United expertise and resources to invest across a broad range of asset classes Michael Hough and Ben Hough (CEO and President of Hatteras, respectively) will serve as consultants to the combined company, offering experience and expertise to Annaly’s veteran management team led by CEO Kevin Keyes Management Expertise and Post-Close Consulting 5

Pro Forma Portfolio – Accretive to Earnings and Book Value Hatteras’ floating rate investment portfolio complements Annaly’s predominantly fixed rate Agency portfolio Annaly Hatteras Pro Forma 1.2% 1.9%0.2% 3.8% 1.0% 1.6% 0.2% 15.8% 17.9% 17.6% 16.9% 5.8% 6.3% 7.7% Asset Type 67.3% 78.4% 56.4% 15-Year Fixed 20-Year Fixed 30-Year Fixed Hybrid ARMs CMOs IOs GSE Debt In addition to being accretive to BV and earnings, the larger, more diversified portfolio should further enhance the stability of Annaly’s earnings profile Source: Annaly and Hatteras company filings as of Q4 2015. Represents Agency-only portfolios. Percentages are based off market value. 6

Diversification Expands Potential Investment Alternatives Annaly has conservatively expanded credit platforms while avoiding operationally intense businesses Hatteras’ business provides furt her optionality to Annaly’s existing diversified investments with significant overhead CRE CRE Corporate Agency Non-Whole MSR / Source: Company filings as of Q4 2015. Market cap as of April 8, 2016. Includes Residential Mortgage REITs with greater than $1bn in market value. Note: Capstead Mortgage has $4mm of residential mortgage loans originated prior to 1995 when it operated a mortgage conduit. (1) Pro Forma market capitalization represents Annaly’s stand-alone market capitalization plus the equity component of the deal value multiplied by Annaly’s price to book multiple. 7 Market Cap ($mm) Resi MBS Agency Loans Servicing Debt Equity Credit Annaly Capital Management $9,627 Agency American Capital Agency $6,214 Hatteras Financial $1,348 CYS Investments $1,241 Hybrids Two Harbors Investment $2,669 New Residential Investment $2,676 Chimera Investment $2,540 MFA Financial $2,546 Invesco Mortgage Capital $1,373 Pro Forma Annaly (1) $10,496

Annaly is the Industry Leader Industry Leader Diversified Business Model Most Liquid mREIT Track Record of Execution Note: Data as of April 8, 2016. 8 Hatteras partnership enables Annaly to enhance industry leading returns – outperformed S&P 500 by 410% since inception This transaction serves to improve Annaly’s existing strong liquidity position By acquiring Hatteras, Annaly further diversifies its unrivaled array of investment and financing options Largest, longest tenured residential mREIT with over $13 billion pro forma equity base and significant shareholder transparency